UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 25, 2023

NUVVE HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40296	86-1617000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2488 Historic Decatur Road, Ste 200	San Diego,	California	92106
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (619) 456-5161

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	NVVE	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	NVVEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 25, 2023, Nuvve Holding Corp. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”).

At the Annual Meeting, the stockholders of the Company: (i) elected Jon M. Montgomery as a Class A director to serve as a member of the Board, to hold office until the third succeeding annual meeting and until his successor is duly elected and qualified; (ii) ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022.

There were 24,230,108 shares of Common Stock, $1.00 par value, outstanding and entitled to vote at the Annual Meeting, and a total of 13,043,573 votes (53.83%) were represented at the Annual Meeting.

Set forth below, with respect to each such proposal, are the number of votes cast for, and against or withheld.

Proposal No. 1 – To elect one director to the Board of Directors of the Company for a three-year term of office expiring at the Company’s 2025 Annual Meeting of Stockholders and until the successor is elected and duly qualified:

DIRECTOR NOMINEE	FOR	AGAINST	ABSTENTIONS/ WITHHELD	BROKER NON-VOTES
Jon M. Montgomery	7,959,479	1,268,956	48,559	3,766,579

Proposal No. 2 – The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered certified public accounting firm for the fiscal year ended December 31, 2022:

FOR	AGAINST	ABSTENTIONS/ WITHHELD	BROKER NON-VOTES
12,744,479	244,332	54,762	0

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2023

NUVVE HOLDING CORP.

By:	/s/ Gregory Poilasne
Gregory Poilasne
Chairman and Chief Executive Officer
2